SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 13, 1999


                             Interactive Magic, Inc.
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             (Exact name of registrant as specified in its charter)


                                 North Carolina
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                 (State or other jurisdiction of incorporation)


         0-29750                                        56-2092059
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 (Commission file Number)                        (IRS Employer ID Number)


215 Southport Drive, Suite 1000, Morrisville, North Carolina 27560
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code       919-461-0722
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                                       NA
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.
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         On October 13, 1999, the Registrant issued a press release stating as follows:

         (RESEARCH TRIANGLE PARK, NC- OCTOBER 13, 1999)- Interactive Magic (operating under the name iEntertainment Network) announced today that effective October 14, 1999, its common stock, which has been listed on The Nasdaq National Market System under the symbol "IENT," will trade on The Nasdaq SmallCap Market(SM). The stock will be listed on The Nasdaq SmallCap Market(SM) via an exception from the net tangible assets requirement. For the duration of the exception, the Company's Nasdaq symbol will be "IENTC".

         While Interactive Magic (the "Company") failed to meet the net tangible assets requirement as of March 31 and June 30, 1999, the Company was granted a temporary exception from this standard subject to Interactive Magic meeting certain conditions. The exception will expire on November 15, 1999. In the event the Company is deemed to have met the terms of the exception, it shall continue to be listed on The Nasdaq SmallCap Market(SM). The Company believes that it can meet these conditions, however, there can be no assurance that it will do so. If on the expiration date or at some other future date the Company's common stock should cease to be listed on The Nasdaq SmallCap Market(SM), it could continue to be listed in the OTC-Bulletin Board.

         "We anticipated this ruling, and we are working diligently to implement our plan that will enable us to meet the requirements for continued listing on The Nasdaq SmallCap Market(SM)" said Jim Hettinger, Chief Executive Officer.

         The Company also announced today that it has postponed its annual shareholder meeting scheduled for October 19, 1999. The Company plans to announce a new date for the annual shareholder meeting in the near future, pending completion and SEC approval of the requisite proxy materials.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERACTIVE MAGIC, INC.



Date: October 13, 1999                      /s/ James F. Hettinger
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                                            James F. Hettinger
                                            Chief Executive Officer